EX-99.77Q1(g) - Exhibits; Copies of any merger or consolidation agreement, and other documents relevant to the information sought in sub-item 77M, hereof.
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     The definitive plan of reorganization with respect to the AXA Enterprise
Deep Value Fund is incorporated herein by reference to Appendix A of the Combined Proxy Statement/Prospectus filed electronically with the SEC on March 19, 2007 (Accession No. 0000950123-07-004075).

     The definitive plan of reorganization with respect to the AXA Enterprise Equity Income Fund and the AXA Enterprise Growth and Income Fund is incorporated herein by reference to Appendix A of the Combined Proxy Statement/Prospectus filed electronically with the SEC on March 19, 2007 (Accession No. 0000950123-07-004075).

     The definitive plan of reorganization with respect to the AXA Enterprise Large Cap Growth Fund is incorporated herein by reference to Appendix A of the Combined Proxy Statement/Prospectus filed electronically with the SEC on March 19, 2007 (Accession No. 0000950123-07-004075).

     The definitive plan of reorganization with respect to the AXA Enterprise Multimanager Mid Cap Growth Fund is incorporated herein by reference to Appendix A of the Combined Proxy Statement/Prospectus filed electronically with the SEC on March 19, 2007 (Accession No. 0000950123-07-004075).

     The definitive plan of reorganization with respect to the AXA Enterprise Multimanager Mid Cap Value Fund is incorporated herein by reference to Appendix A of the Combined Proxy Statement/Prospectus filed electronically with the SEC on March 19, 2007 (Accession No. 0000950123-07-004075).

     The definitive plan of reorganization with respect to the AXA Enterprise Capital Appreciation Fund is incorporated herein by reference to Appendix A of the Combined Proxy Statement/Prospectus filed electronically with the SEC on March 19, 2007 (Accession No. 0000950123-07-004075).

     The definitive plan of reorganization with respect to the AXA Enterprise Equity Fund is incorporated herein by reference to Appendix A of the Combined Proxy Statement/Prospectus filed electronically with the SEC on March 19, 2007 (Accession No. 0000950123-07-004075).

     The definitive plan of reorganization with respect to the AXA Enterprise Multimanager Value Fund is incorporated herein by reference to Appendix A of the Combined Proxy Statement/Prospectus filed electronically with the SEC on March 19, 2007 (Accession No. 0000950123-07-004075).

     The definitive plan of reorganization with respect to the AXA Enterprise Multimanager Core Equity Fund is incorporated herein by reference to Appendix A of the Combined Proxy Statement/Prospectus filed electronically with the SEC on March 19, 2007 (Accession No. 0000950123-07-004075).

     The definitive plan of reorganization with respect to the AXA Enterprise Multimanager Growth Fund is incorporated herein by reference to Appendix A of the Combined Proxy Statement/Prospectus filed electronically with the SEC on March 19, 2007 (Accession No. 0000950123-07-004075).

     The definitive plan of reorganization with respect to the AXA Enterprise Multimanager International Equity Fund is incorporated herein by reference to Appendix A of the Combined Proxy Statement/Prospectus filed electronically with the SEC on March 19, 2007 (Accession No. 0000950123-07-004075).

     The definitive plan of reorganization with respect to the Signal Large Cap Growth Fund is incorporated herein by reference to Appendix A of the Combined
Proxy Statement/Prospectus filed electronically with the SEC on March 20, 2007 (Accession No. 0000950123-07-004120).